Exhibit 99.4


08/99                                                                   Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 1,070,203,501.16
Beginning of the Month Finance Charge Receivables:            $    70,846,098.86
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 1,141,049,600.02


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00

Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 1,064,631,998.97
End of the Month Finance Charge Receivables:                  $    68,653,838.55
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 1,133,285,837.52


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $   919,499,998.00
End of the Month Seller Amount                                $   145,132,000.97
End of the Month Seller Percentage                                        13.63%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $    36,731,669.62
       60-89 Days Delinquent                                  $    24,978,121.10
       90+ Days Delinquent                                    $    53,757,299.75

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08/99                                                                     Page 2

       Total 30+ Days Delinquent                              $   115,467,090.47
       Delinquent Percentage                                              10.19%

Defaulted Accounts During the Month                           $     9,976,410.61
Annualized Default Percentage                                             11.19%

Principal Collections                                             140,569,313.65
Principal Payment Rate                                                    13.13%

Total Payment Rate                                                        14.20%


INVESTED AMOUNTS


       Class A Initial Invested Amount                        $   273,750,000.00
       Class B Initial Invested Amount                        $    26,250,000.00

INITIAL INVESTED AMOUNT                                       $   300,000,000.00

       Class A Invested Amount                                $   319,375,000.00
       Class B Invested Amount                                $    30,625,000.00

INVESTED AMOUNT                                               $   350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            32.70%
PRINCIPAL ALLOCATION PERCENTAGE                                           32.70%


MONTHLY SERVICING FEE                                         $       437,500.00

INVESTOR DEFAULT AMOUNT                                       $     3,262,695.30


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               91.25%

       Class A Finance Charge Collections                     $     6,819,419.03
       Other Amounts                                          $             0.00
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08/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $     6,819,419.03


       Class A Monthly Interest                               $     1,455,485.03
       Class A Servicing Fee                                  $       399,218.75
       Class A Investor Default Amount                        $     2,977,209.46

TOTAL CLASS A EXCESS SPREAD                                   $     1,987,505.79


REQUIRED AMOUNT                                               $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.75%

       Class B Finance Charge Collections                     $       653,916.88
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       653,916.88


       Class B Monthly Interest                               $       143,395.18
       Class B Servicing Fee                                  $        38,281.25


TOTAL CLASS B EXCESS SPREAD                                   $       472,240.45


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     2,459,746.24


       Excess Spread Applied to Required Amount               $             0.00

       Excess Spread Applied to Class A Investor              $             0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $       285,485.84

       Excess Spread Applied to Class B Investor              $             0.00
       Charge Offs
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08/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                  $        19,140.63
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to other amounts owed            $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     2,155,119.77


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $     5,921,033.23


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to           $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $             0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $             0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $             0.00
       other amounts owed Cash Collateral Depositor
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08/99                                                                     Page 5

YIELD AND BASE RATE --


       Base Rate (Current Month)                                           7.48%
       Base Rate (Prior Month)                                             7.39%
       Base Rate (Two Months Ago)                                          7.20%

THREE MONTH AVERAGE BASE RATE                                              7.36%

       Portfolio Yield (Current Month)                                    14.44%
       Portfolio Yield (Prior Month)                                      11.43%
       Portfolio Yield (Two Months Ago)                                   15.75%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.87%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              91.25%

       Class A Principal Collections                          $    41,949,385.12

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

       Class B Principal Collections                          $     4,022,543.76

TOTAL PRINCIPAL COLLECTIONS                                   $    45,971,928.88





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $    22,812,500.00
       Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                $    22,812,500.00
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08/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $             0.00
       Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    23,159,428.88
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $    42,534,375.00
       Available Cash Collateral Amount                       $    42,534,375.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $             0.00
       Class B Interest Rate Cap Payments                     $             0.00


TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                            First USA Bank, NA,
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                ------------------------------
                                                 Tracie H. Klein
                                                 First Vice President